UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 16, 2008
                                                        (DECEMBER 26, 2007)


                       DOCUMENT CAPTURE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                        000-25839              59-3134518
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)     (IRS EMPLOYEE
        INCORPORATION)                                       IDENTIFICATION NO.)

                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 436-9888

                            SYSVIEW TECHNOLOGY, INC.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K/A and other reports filed by Document Capture Technologies, Inc., a Delaware corporation (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant's management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant's industry, the Registrant's operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant's Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR.

This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Registrant's Current Report on Form 8-K filed on January 2, 2008, wherein the Registrant disclosed its name change from "Sysview Technology, Inc." to "Document Capture Technologies, Inc." (the "Name Change"), and in connection with which the Registrant filed a Certificate of Ownership (the "Certificate of Merger") with the Secretary of State of the State of Delaware. At the time of the initial filing a copy of the Certificate of Merger was unavailable. A certified copy of the Certificate of Merger is annexed to this Current Report on Form 8-K/A (Amendment No. 1) as exhibit 3(i)(1).

Effective January 11, 2008, the Registrant restated its Certificate of Incorporation so as to integrate into a single instrument all of the provisions thereof which, as of January 11, 2008, are in effect and operative (the "Restated Certificate of Incorporation"). A certified copy of the Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware is annexed to this Current Report on Form 8-K/A (Amendment No. 1) as exhibit 3(i)(2).

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On January 8, 2008, the Registrant issued a press release (the "Press Release") announcing that it was assigned a new ticker symbol, OTCBB: DCMT, in connection with the Name Change. The new ticker symbol became effective upon the commencement of trading on January 8, 2008.

The foregoing summary of the Press Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Press Release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K/A (Amendment No. 1) and incorporated by reference herein.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

     (D) EXHIBITS.

EXHIBIT NUMBER         DESCRIPTION

      3(i)(1) Certified copy of Certificate of Ownership Merging Document Capture Technologies, Inc. Into Sysview Technology, Inc. dated December 26, 2007

      3(i)(2) Certified copy of Restated Certificate of Incorporation of Sysview Technology, Inc. dated January 11, 2008

       99(1)    Press Release dated January 8, 2008


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 16, 2008                       DOCUMENT CAPTURE TECHNOLOGIES, INC.

                                             By: /s/ Darwin Hu
                                                 --------------------------
                                                 Darwin Hu
                                                 Chief Executive Officer